SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

DATED AS OF MAY 6, 2020

Effective on April 20, 2020, Patrick J. Waide, a Director of Mutual of America Variable Insurance Portfolios (the “Investment Company”) retired as a Director.

Effective on May 1, 2020, Brittain Ezzes, Executive Vice President of Mutual of America Capital Management LLC (the “Adviser”), became a Portfolio Manager of the Small Cap Value Portfolio, the Mid Cap Value Portfolio, and the small cap and mid-cap value segments of the All America Portfolio.

The following disclosure under the sub-heading Directors and Officers on page 19 is revised as follows:

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of eight individuals, seven of whom are not “interested persons” of the Investment Company as defined in the 1940 Act (“Independent Directors”). There is currently one vacancy among the Independent Directors due to the retirement of Patrick J. Waide, Jr. as of April 20, 2020. The Directors are responsible for the overall supervision of the Investment Company’s operations and performs the various duties imposed on the directors of investment companies by the 1940 Act and the laws of Maryland. The Director elects officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Variable Insurance Portfolios, Inc., 320 Park Avenue, New York, New York 10022-6839.

The following disclosure under the sub-heading Directors and Officers on page 19 is revised as follows:

Currently, the Chairman of the Board is an interested person of the Portfolio and is also the Chief Executive Officer. The Board has an Audit Committee consisting entirely of the independent directors. The Audit Committee serves as the Nominating Committee as and when required. The Board has determined that the Board’s current structure, with an interested person as Chairman of the Board is satisfactory given the characteristics of the Corporation and its business and the Board considered the potential for conflicts of interest, in its determination with regard to the interested Chairman of the Board. The Board has determined that the Chairman of the Audit Committee has historically functioned as the Lead Director of the disinterested members of the Board of Directors. The Board has determined that the Disinterested Director serving at any given time as Chair of the Audit Committee shall also be the Lead Director who shall preside at separate meetings of the Disinterested Directors, communicate concerns and issues raised by the Disinterested Directors to management and others as appropriate, preside at the annual Board Self-Assessment and whenever appropriate, shall be the spokesperson for the Disinterested Directors. The Portfolio’s bylaws reflect this determination. Currently, the acting Audit Committee Chairman and Lead Director is John W. Sibal. Mr. Waide served as Audit Committee Chairman and Lead Director prior to his retirement.

The brief description of Mr. Waide’s skills and experience as a Director under the sub-heading Directors and Officers on page 21 is deleted.

The disclosure in the table regarding Mr. Waide and his position, occupation and directorships under the sub-heading Independent Directors on page 23 is deleted.

The following disclosure is added under the sub-heading Portfolio Manager Compensation – Adviser on page 32:

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark

Brittain Ezzes	Executive Vice President, Portfolio Manager	Small Cap Value (All America Portfolio) Small Cap Value Portfolio Mid Cap Value Portfolio Mid Cap Value (All America Portfolio)	Russell 2000® Value Russell 2000® Value Russell Midcap® Value Russell Midcap® Value

The following disclosure is added under the sub-heading Other Information – Adviser on page 34:

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Securities

Brittain Ezzes	5 Portfolios [$684 million]	0	5 other accounts: [$42.8 million]	0

The following disclosure is added under the sub-heading Other Information – Adviser on page 35:

Brittain Ezzes — Executive Vice President, Portfolio Manager

• Length of Service:	At Adviser since April 2020; 16 years investment experience

• Role:	Portfolio Manager for the Investment Corporation Small Cap Value Fund, Mid Cap Value Fund and the small cap and mid-cap value segments of the Investment Corporation All America Fund; for the Institutional Funds Small Cap Value Fund and the small cap and mid-cap value segments of the Institutional Funds All America Fund; and for the Variable Insurance Portfolios Small Cap Value Portfolio, Mid Cap Value Portfolio and the small and mid-cap value segments of the Variable Insurance Portfolios All America Portfolio

• Education:	Undergraduate, Brown University